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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 31, 2000
                                 Date of Report
                       (Date of earliest event reported)

                                INFOSPACE, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


            0-25131                               91-1718107
     (Commission File No.)           (IRS Employer Identification Number)


                             15375 N.E. 90th Street
                           Redmond, Washington 98052
                    (Address of Principal Executive Offices)

                                  425-602-0600
              (Registrant's Telephone Number, Including Area Code)
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Item 5.     Other Events
-------     -------------

     On March 31, 2000, InfoSpace, Inc., a Delaware corporation ("InfoSpace"), completed its acquisition of Millet Software, Inc., a California corporation ("Millet"). In the acquisition of Millet, InfoSpace issued 297,552 shares (or options to purchase shares) of its common stock (595,104 shares after giving effect to the 2-for-1 stock split of InfoSpace's Common Stock effected on April 7, 2000) in exchange for all of Millet's outstanding shares and options. The acquisition will be accounted for under the purchase method of accounting.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 20, 2000                       InfoSpace, Inc.

                                            By: /s/ Ellen B. Alben
                                                --------------------------------
                                                Ellen B. Alben
                                                Senior Vice President, Legal and
                                                Business Affairs, and Secretary